SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated August 29, 2008
to Prospectus Dated August 18, 2008

The Board of Directors (the "Board") has approved the reorganization of Series H (Enhanced Index Series) (the "Acquired Series") into Series Z (Alpha Opportunity Series) (the "Acquiring Series") (the "Reorganization"), as indicated in the chart below.

Acquired Series	Acquiring Series
Series H (Enhanced Index Series)	Series Z (Alpha Opportunity Series)

The Board approved the Reorganization because it believes the Reorganization is in the best interests of each Series and its shareholders and will not dilute the interests of shareholders. The Reorganization will be submitted to a vote of the shareholders of the Acquired Series at a meeting to be held on or about November 14, 2008. In advance of the meeting, a combined proxy statement/prospectus describing the Acquiring Series and the proposed Reorganization will be mailed to shareholders of record as of September 29, 2008.

If the Reorganization is approved by the shareholders of the Acquired Series and certain other conditions are satisfied, the assets and liabilities of the Acquired Series will be transferred to the Acquiring Series, and shareholders of the Acquired Series will become shareholders of the Acquiring Series. Acquired Series shareholders will receive shares of the Acquiring Series, having an equivalent net asset value to their investments in the Acquired Series, in exchange for their shares of the Acquired Series. If the Reorganization is approved by shareholders of the Acquired Series, it is expected that the Reorganization will occur effective as of the close of business on November 21, 2008 (the "Closing").

Upon shareholders' approval of the Reorganization and prior to the Closing, Security Investors, LLC (the "Investment Manager") or Northern Trust Investments, N.A., the Acquired Series' current sub-adviser, may sell a portion of the Acquired Series' holdings to transition the Acquired Series' portfolio holdings to the Acquiring Series. The proceeds of such sales may be held in temporary investments or invested in assets that the Acquiring Series may hold or wish to hold. After the Closing, the Investment Manager may also sell Acquiring Series portfolio securities that were acquired from the Acquired Series, and the Acquiring Series may not be immediately fully invested in accordance with its long-term investment strategies. Both Series also may engage in a variety of transition management techniques to facilitate the portfolio transition process. During this transition period, the Acquired Series may not be pursuing its investment objective and strategies, and certain previous non-fundamental limitations on permissible investments and investment restrictions may not apply. Furthermore, sales and purchases of securities by the Series may be made at disadvantageous times, could result in increased transactional costs (all or part of which are ultimately borne by shareholders) and may result in the realization of taxable gains or losses for either or both Series.

Please Retain This Supplement for Future Reference